UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 2, 2011(January 27, 2011)
LIZ CLAIBORNE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10689	13-2842791

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
1441 Broadway, New York, New York, 10018
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (212) 354-4900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On January 27, 2011, upon the recommendation of its Nominating and Governance Committee, the Board of Directors of Liz Claiborne, Inc. (the “Board”) elected Lawrence Benjamin as a member of the Board. For serving as a Director, pursuant to the Company’s current director compensation program, Mr. Benjamin will receive a $150,000 annual retainer, which includes $100,000 payable in the form of shares of the Company’s common stock, and $1,000 for each meeting attended. The Board has determined that Mr. Benjamin is “independent,” as such term is defined under the Registrant’s Corporate Governance Guidelines and the New York Stock Exchange Corporate Governance listing standards. Further details are contained in a Press Release issued by the Company on January 27, 2011, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 27, 2011
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.
Date: February 2, 2011	By:	/s/ Nicholas Rubino
		Name:	Nicholas Rubino
		Title:	Senior Vice President — Chief Legal Counsel, General Counsel and Secretary

EXHIBIT LISTING

Exhibit No.	Description
99.1	Press Release dated January 27, 2011